UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
          Date of report (earliest event reported): September 15, 2005

                           ORIENT-EXPRESS HOTELS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              001-16017                                98-0223493
       ------------------------                    ------------------
       (Commission file number)                    (I.R.S. Employer
                                                   Identification No.)

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
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               (Address of principal executive offices) (Zip Code)


                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

Effective on or about October 10, 2005, James G. Struthers is resigning from his position as the registrant's Vice President - Finance and Chief Financial Officer. Mr. Struthers has been the registrant's principal financial officer and principal accounting officer since April 2000.

He is being succeeded in these positions by Paul M. White who has been the registrant's Vice President - Hotels, Africa, Australia and South America since May 2000. Mr. White is 41 years old and was previously the registrant's Director of Hotel Operations for this same geographic region from 1998 to2000, and Financial Controller from 1991to1998. He joined the registrant in 1991 from Forte Hotels where he qualified as an accountant.

Mr. White's employment agreement with the registrant provides for an annual salary of 185,000 pounds sterling ($340,000).


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ORIENT-EXPRESS HOTELS LTD.

                                            By: /s/Edwin S. Hetherington
                                                ------------------------
                                                Edwin S. Hetherington
                                                Secretary
Date:  September 15, 2005













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